UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:	December 27, 2005
(Date of earliest event reported):	December 20, 2005
Commission File No. 0-10587

Fulton Financial Corporation

(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2195389
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-291-2411

Former name or former address, if changed since last Report: N/A

     Check the  appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |  |  Written communications pursuant to Rule 425 under the Securities Act

     |  |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     |  |  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     |  |  Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Fulton Financial Corporation

Information to be included in Report

Item 1.01 Entry into a Material Definitive Agreement.

     Fulton Financial Corporation (the “Company”) and Fulton Bank (“Fulton Bank”), as Rights Agent, executed a Second Amended and Restated Rights Agreement, dated as of December 20, 2005 (the “Amended Rights Agreement”), which amends and restates the Amended and Restated Rights Agreement, dated as of April 27, 1999 (the “Rights Agreement”). On December 20, 2005, the Board of Directors amended the Rights Agreement to eliminate all references and provisions relating to Continuing Directors (generally defined in the Rights Agreement as directors of Fulton who were not affiliated or associated with an Acquiring Person), including provisions that previously required a majority of the Continuing Directors to approve the redemption or exchange of the Rights (as defined in the Rights Agreement).  The amended and restated rights agreement eliminates the continuing director or so-called “dead-hand” provisions.  Previously, these provisions prevented the Company from taking certain actions under the original rights agreement without the approval of a majority of the “Continuing Directors”.  As a result of the execution of the amended and restated rights agreement, actions which previously required approval by a majority of the “Continuing Directors” now only require the approval of a majority of the board of directors then in office.

     The description of the Amended Rights Agreement is qualified in its entirety by reference to the copy of the Amended Rights Agreement filed as Exhibit 4.1 hereof, which is incorporated by reference herein. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Amended Rights Agreement.

  Item 3.03 Modifications to Rights of Security Holders.

     As indicated in the response to Item 1.01 of this Form 8-K, the Company and Fulton Bank, as Rights Agent, have executed an Amended Rights Agreement, which amends the Company’s existing Rights Agreement. The Amended Rights Agreement modifies certain rights of holders of the Rights issued under the Rights Agreement and registered pursuant to Section 12(g) of the Securities Exchange Act of 1934. The description of such modifications contained in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.03.

Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits

       (c)  Exhibits:

4.1

Second Amended and Restated Rights Agreement, dated as of December 20, 2005, between Fulton Financial Corporation and Fulton Bank (incorporated by reference to Exhibit 4.1 to the Company's Form 8-A/A filed on December 27, 2005).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 27, 2005	Fulton Financial Corporation By: /s/ Charles J. Nugent
Charles J. Nugent

EXHIBIT INDEX

Exhibit 4.1

Second Amended and Restated Rights Agreement, dated as of December 20, 2005, between Fulton Financial Corporation and Fulton Bank (incorporated by reference to Exhibit 4.1 to the Company's Form 8-A/A filed on December 27, 2005).

4